UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-02201

                               Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Gautam Khanna

200 Park Avenue, 7th Floor

                               New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code:  212-527-1800

Date of fiscal year end:   March 31

Date of reporting period:   September 30, 2021

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the Six-Month Period Ended 09/30/21

November 2, 2021

DEAR SHAREHOLDERS:

The six-month period under review was characterized by impressive consumer-led economic growth, corporate profitability and related strong performance in risk assets. The optimism was somewhat tempered in the third quarter by concerns around rising inflation. The spread of the Delta variant negatively impacted growth rates during the period but overall, the economy weathered the disruption and continued its recovery.

The US economy grew at an annualized rate of 6.6% in the first half of the year and we expect the second half to average around 4.5%, still above the pre-pandemic trend growth rate. The economy largely reopened over the summer months allowing many segments of the economy to fully recover. For the full year, our US GDP forecast now stands at 5.7% for 2021 followed by above trend growth in 2022 of approximately 5%.

We foresee strong, albeit slightly slower, economic growth near term as supply chain disruptions continue to hamper the rebuilding of domestic inventories. However, these forces may normalize and provide a tailwind next year. Supply shocks should keep inflation measures elevated into 2022 on an annualized basis, as will the mathematical ‘base effect’ (a result of the fact that CPI is calculated with reference to its level a year earlier). We expect this to be the case even as some of the more volatile components of CPI display signs of easing. While we expect CPI to approach 3% or below around mid-2022, we are watchful of the trajectory of the stickier CPI components, such as rents, as these could signal that inflation may be more persistent than the Fed anticipates. While the probability of monetary policy tightening in 2022 has increased, we continue to think odds are greater that the first rate hike will not occur until the Fed completes its ’tapering’ of its asset purchases, which is set to be July at the earliest. Even then, we would not be suprised for the first hike to arrive in 2023 - significantly later than currently priced by markets. We maintain a 12-month forecast of 1.90% for the 10-year US Treasury. We also expect the subsequent path of rate hikes to be gradual.

While tapering commenced before the end of 2021, we still see the economy benefiting from accommodative Fed policy and pent-up consumer savings, both of which may be a tailwind for growth when deployed. We also believe the Fed’s purchases will remain particularity supportive over the following months as the Treasury will also be tapering its supply of bonds just as the Fed scales back its purchases. Furthermore, financial assets continue to experience high demand given the elevated levels of cash on the sidelines waiting to ‘buy the dips’. However, we remain vigilant as factors such as weakness within the Chinese property sector, the debate around the US debt ceiling, or the emergence of another COVID variant may stoke market volatility.

Strong fundamentals and low default rates amid strong economic growth incline us to remain constructive on corporate credit for the foreseeable future. Yield-seeking foreign buyers, who face a dearth of income outside of the US, also remain active buyers of US assets, adding to the supportive demand backdrop. Still, selectivity among the winners and losers remains key to achieving the Fund’s investment objectives along with discipline over tight valuations. We are careful to draw on income generation from a variety of sources, seeking what we believe are the most attractive opportunities across a range of sectors.

However, we still remain overweight to the high yield segment of the market, the Fund decreased its allocation to US high yield corporates in Q3, taking profits when valuations appeared fulsome relative to other investment alternatives, based upon strong fundamentals and a historically low default rate, which is expected to remain subdued in the near term. We have maintained our allocation to investment grade corporates and continue to adjust positioning to focus on the parts of the curve that we believe provide the best tradeoffs between risk and reward in a shifting interest rate environment. While we seek selective opportunities within emerging market debt, we have assumed a more circumspect posture as developments in China, along with the prospect of higher developed market rates and stronger currencies, warrant a more cautious approach. We benefitted from income generators in the ABS (asset backed securities) market and believe further opportunities remain. We continue to adjust the portfolio, being particularly watchful of names that we believe have fully priced in the recovery and have asymmetric risks skewed to the downside. The portfolio’s interest rate duration is currently shorter than its benchmark.

Balance remains paramount as there are risks on both sides of any forecast. Our performance was a function of positioning the Fund to effectively target durable and high-quality sources of predictable income even in a credit environment that took a slight pause. We continue to resist the temptation to sacrifice portfolio liquidity in the hunt for yield, and we want to own assets exhibiting, by our assessment good visibility into the credit worthiness of issuers, stability of balance sheets, and overall staying power. We feel the portfolio’s sector allocation reflects a balance of both income generators, derived from the attractively valued credit sectors of the market, and high-quality duration from top tier corporate bonds and government (Treasuries) and government-like securities.

Our performance this period reflects the rebound in asset prices and demonstrates that an approach, designed to target durable and high-quality sources of predictable income, should remain appropriate for the environment. As of September 30, 2021, the Fund had a net asset value (NAV) of $21.78 per share. This represents a 2.49% increase from $21.25 per share on March 31, 2021. On September 30, 2021, the Fund’s closing price on the New York Stock Exchange was $20.98 per share, representing a 3.67% discount to NAV per share, compared with a 3.76% discount as of March 31, 2021. One of the primary objectives of the Fund is to maintain a high level of income. On September 9, 2021, the Board of Trustees declared a dividend payment of $0.20 per share payable on October 27, 2021 to shareholders of record on October 13, 2021. On an annualized basis, including the pending dividend, the Fund has paid a total of $0.80 per share in dividends, representing a 3.73% dividend yield based on the market price on November 2, 2021 of $21.45 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Returns based on Net Asset Value Per Share1

	6 Months	1 Year	3 Years	5 Years	10 Years
	to	to	to	to	to
	9/30/21	9/30/21	9/30/21	9/30/21	9/30/21
Insight Select Income Fund	4.43%	5.65%	8.18%	5.81%	6.32%
Bloomberg Barclays U.S. Credit Index[2]	3.30%	1.45%	7.10%	4.37%	4.60%

1 –

Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

2 –	Source: Bloomberg Barclays as of September 30, 2021. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2021:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)3

3

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. To participate in the plan, please contact Computershare Investor Services, the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

Gautam Khanna

President

Mr. Khanna’s comments reflect the investment adviser’s views generally regarding the market and the economy and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed, and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2021

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
CORPORATE DEBT SECURITIES (83.74%)

ADVERTISING (0.09%)
Lamar Media Corp., Co. Gty., 3.625%, 01/15/31(b)	NA/BB	$211	$211,000

AEROSPACE/DEFENSE (1.68%)
Boeing Co., Sr. Unsec. Notes, 4.875%, 05/01/25(b)	Baa2/BBB-	1,657	1,843,505
Boeing Co., Sr. Unsec. Notes, 5.805%, 05/01/50(b)	Baa2/BBB-	463	614,971
Northrop Grumman Corp., Sr. Unsec. Notes, 7.750%, 06/01/29, 144A	Baa1/BBB+	500	676,473
Raytheon Technologies Corp., Sr. Unsec. Notes, 3.750%, 11/01/46(b)	Baa1/A-	700	775,434

			3,910,383

AGRICULTURE (0.41%)
Altria Group, Inc., Co. Gty., 4.800%, 02/14/29(b)	A3/BBB	97	111,377
Altria Group, Inc., Co. Gty., 5.950%, 02/14/49(b)	A3/BBB	329	415,826
BAT International Finance PLC, Co. Gty., 1.668%, 03/25/26(b)	Baa2/BBB+	425	425,059

			952,262

AIRLINES (3.48%)
Air Canada, Sr. Sec. Notes, 3.875%, 08/15/26, 144A(b)	Ba2/BB-	56	56,473
Air Canada, Pass Through Certs., Series 2020-2, Class A, 5.250%, 04/01/29, 144A	NA/A	261	281,141
American Airlines, Inc., Sr. Sec. Notes, 5.500%, 04/20/26, 144A	Ba2/NA	354	372,142
American Airlines, Inc., Sr. Sec. Notes, 5.750%, 04/20/29, 144A	Ba2/NA	162	174,563
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.650%, 02/15/29	Baa1/NA	861	888,158
American Airlines, Pass Through Certs., Series 2017-2, Class AA, 3.350%, 10/15/29	Baa1/NA	1,329	1,338,250
American Airlines, Pass Through Certs., Series 2019-1, Class AA, 3.150%, 02/15/32	Baa1/A-	748	754,592
British Airlines, Pass Through Certs., Series 2020-1, Class A, 4.250%, 11/15/32, 144A	NA/A+	116	125,096
Delta Air Lines, Inc., Sr. Sec. Notes, 4.500%, 10/20/25, 144A	Baa1/NA	120	128,395
Delta Air Lines, Inc., Sr. Sec. Notes, 4.750%, 10/20/28, 144A	Baa1/NA	209	233,016
JetBlue Airlines, Pass Through Certs., Sr. Sec. Notes, Series 2020-1, Class A, 4.000%, 11/15/32	A2/NA	1,039	1,128,902
United Airlines, Inc., Sr. Sec. Notes, 4.375%, 04/15/26, 144A(b)	Ba1/BB-	65	66,706
United Airlines, Inc., Sr. Sec. Notes, 4.625%, 04/15/29, 144A(b)	Ba1/BB-	78	80,609
United Airlines, Pass Through Certs., Series 2018-1, Class B, 4.600%, 03/01/26	Baa2/NA	656	675,302
United Airlines, Pass Through Certs., Series 2020-1, Class A, 5.875%, 10/15/27	A3/A	295	329,983
United Airlines, Pass Through Certs., Series 2019-1, Class AA, 4.150%, 08/25/31	A1/NA	386	414,979
United Airlines, Pass Through Certs., Series 2019-2, Class AA, 2.700%, 05/01/32	A1/NA	1,050	1,061,082

			8,109,389

AUTO MANUFACTURERS (2.80%)
Allison Transmission, Inc., Co. Gty., 3.750%, 01/30/31, 144A(b)	Ba2/NA	220	213,950
Ford Holdings LLC, Co. Gty., 9.300%, 03/01/30	Ba2/BB+	1,000	1,362,500
Ford Motor Co., Sr. Unsec. Notes, 8.500%, 04/21/23	Ba2/BB+	904	994,346
Ford Motor Co., Sr. Unsec. Notes, 8.900%, 01/15/32	Ba2/BB+	500	680,000
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.542%, 08/01/26(b)	Ba2/BB+	1,356	1,462,216
General Motors Co., Sr. Unsec. Notes, 6.800%, 10/01/27(b)	Baa3/BBB	405	505,566
General Motors Financial Co., Inc., Sr. Unsec. Notes, 3.600%, 06/21/30(b)	Baa3/BBB	1,027	1,100,474
Stellantis Finance US, Inc., Co. Gty., 2.691%, 09/15/31, 144A(b)	Baa3/BBB-	221	218,562

			6,537,614

AUTO PARTS & EQUIPMENT (0.15%)
Goodyear Tire & Rubber Co., Co. Gty., 5.000%, 07/15/29, 144A(b)	B2/BB-	333	354,445

BANKS (9.23%)
AIB Group PLC, Sr. Unsec. Notes, (3M LIBOR + 1.874%), 4.263%, 04/10/25, 144A(b),(c)	Baa1/BBB-	582	623,949
Citigroup, Inc., Sub. Notes, 4.600%, 03/09/26	Baa2/BBB	988	1,115,527
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	70	119,423
Citigroup, Inc., Sub. Notes, 5.300%, 05/06/44	Baa2/BBB	926	1,230,859
Citigroup, Inc., Sr. Unsec. Notes, (3M LIBOR + 1.563%), 3.887%, 01/10/28(b),(c)	A3/BBB+	1,100	1,216,447
Citigroup, Inc., Jr. Sub. Notes, (H15T5Y + 3.597%), 4.000%, 12/10/25(b),(c),(d)	Ba1/BB+	635	657,987

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
CORPORATE DEBT SECURITIES (Continued)

BANKS (Continued)
Credit Agricole SA, Sub. Notes, (SW5+ 1.644%), 4.000%, 01/10/33, 144A(b),(c)	Baa1/BBB+	$1,025	$1,106,497
Credit Suisse Group AG, Sr. Unsec. Notes, (SOFRRATE + 1.56%), 2.593%, 09/11/25, 144A(b),(c)	Baa1/BBB+	1,242	1,287,319
Danske Bank AS, Sr. Unsec. Notes, (H15T1Y + 1.73%), 5.000%, 01/12/23, 144A(b),(c)	Baa2/BBB+	739	747,567
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3M LIBOR + 1.75%), 1.882%, 10/28/27(b),(e)	A2/BBB+	550	577,500
HSBC Capital Funding Dollar 1 LP, Co. Gty., (3M LIBOR + 4.98%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa3/BB+	2,180	3,586,754
HSBC Holdings PLC, Sr. Unsec. Notes, 4.950%, 03/31/30	A3/A-	499	592,873
Morgan Stanley, Sub. Notes, 4.350%, 09/08/26	Baa1/BBB	1,500	1,692,850
Morgan Stanley, Jr. Sub. Notes, (3M LIBOR + 3.61%), 3.736%, 01/15/22(b),(d),(e)	Baa3/BB+	876	883,884
PNC Financial Services Group, Inc., Jr. Sub. Notes, (3M LIBOR + 3.30%), 5.000%, 11/01/26(b),(c),(d)	Baa2/BBB-	757	841,017
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y + 3.003%), 4.800%, 09/01/24(b),(c),(d)	Baa2/BBB-	1,136	1,196,867
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,119,026
Wells Fargo & Co., Jr. Sub. Notes, (H15T5Y + 3.453%), 3.900%, 03/15/26(b),(c),(d)	Baa2/BB+	1,162	1,198,312
Westpac Banking Corp., Sub. Notes, (H15T5Y + 1.75%), 2.668%, 11/15/35(b),(c)	Baa1/BBB+	753	736,468

			21,531,126

BEVERAGES (0.59%)
Anheuser-Busch Cos. LLC, Co. Gty., 4.700%, 02/01/36(b)	Baa1/BBB+	645	778,306
Anheuser-Busch Cos. LLC, Co. Gty., 4.900%, 02/01/46(b)	Baa1/BBB+	446	553,389
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.200%, 01/15/39	Baa1/BBB+	27	44,125

			1,375,820

BIOTECHNOLOGY (0.56%)
HCRX Investments Holdco LP, Sr. Unsec. Notes, 4.500%, 08/01/29, 144A(b)	B2/NA	82	82,410
Royalty Pharma PLC, Co. Gty., 2.200%, 09/02/30(b)	NA/BBB-	930	908,115
Royalty Pharma PLC, Co. Gty., 2.150%, 09/02/31(b)	Baa3/BBB-	326	312,195

			1,302,720

BUILDING MATERIALS (1.35%)
Cemex SAB de CV, Sr. Sec. Notes, 7.375%, 06/05/27, 144A(b)	NA/BB	200	221,500
Cemex SAB de CV, Sr. Sec. Notes, 5.200%, 09/17/30, 144A(b)	NA/BB	907	974,163
Cemex SAB de CV, Sr. Sec. Notes, 3.875%, 07/11/31, 144A(b)	NA/BB	724	724,434
Masco Corp., Sr. Unsec. Notes, 1.500%, 02/15/28(b)	Baa2/BBB	647	628,912
Masonite International Corp., Co. Gty., 3.500%, 02/15/30, 144A(b)	Ba1/BB+	53	52,603
PGT Innovations, Inc., Co. Gty., 4.375%, 10/01/29, 144A(b)	B2/B+	119	119,892
SRM Escrow Issuer LLC, Sr. Sec. Notes, 6.000%, 11/01/28, 144A(b)	B1/B+	397	420,324

			3,141,828

CHEMICALS (3.67%)
Alpek SAB de CV, Co. Gty., 3.250%, 02/25/31, 144A(b)	Baa3/BB+	418	422,184
Axalta Coating Systems LLC, Co. Gty., 4.750%, 06/15/27, 144A(b)	B1/BB-	150	156,375
Braskem Idesa SAPI, Sr. Sec. Notes, 7.450%, 11/15/29, 144A(b)	NA/B+	473	501,621
Braskem Netherlands Finance BV, Co. Gty., 4.500%, 01/31/30, 144A	NA/BBB-	1,249	1,327,375
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BBB-	1,181	1,343,387
International Flavors & Fragrances, Inc., Sr. Unsec. Notes, 1.832%, 10/15/27, 144A(b)	Baa3/BBB	267	267,246
Kraton Polymers LLC, Co. Gty., 4.250%, 12/15/25, 144A(b)	B2/BB-	290	303,050
Orbia Advance Corp. SAB de CV, Co. Gty., 2.875%, 05/11/31, 144A(b)	Baa3/BBB-	574	577,588
Trinseo Materials Operating SCA, Co. Gty., 5.125%, 04/01/29, 144A(b)	B2/B	105	105,788
Union Carbide Corp., Sr. Unsec. Notes, 7.750%, 10/01/96	Baa2/BBB	2,000	3,563,099

			8,567,713

COMMERCIAL SERVICES (2.40%)
Ashtead Capital, Inc., Co. Gty., 4.000%, 05/01/28, 144A(b)	Baa3/BBB-	555	589,725
Ashtead Capital, Inc., Co. Gty., 4.250%, 11/01/29, 144A(b)	Baa3/BBB-	200	219,568
Atento Luxco 1 SA, Sr. Sec. Notes, 8.000%, 02/10/26, 144A(b)	Ba3/NA	208	227,252

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
CORPORATE DEBT SECURITIES (Continued)

COMMERCIAL SERVICES (Continued)
Avis Budget Car Rental LLC, Co. Gty., 5.375%, 03/01/29, 144A(b)	B3/B	$595	$628,855
ERAC USA Finance LLC, Co. Gty., 7.000%, 10/15/37, 144A	Baa1/A-	1,500	2,225,225
Prime Security Services Borrower LLC, Sr. Sec. Notes, 3.375%, 08/31/27, 144A(b)	Ba3/BB-	559	537,479
StoneCo, Ltd., Co. Gty., 3.950%, 06/16/28, 144A(b)	Ba2/BB-	481	465,127
Triton Container International, Ltd., Sr. Sec. Notes, 3.150%, 06/15/31, 144A(b)	NA/BBB-	705	710,807

			5,604,038

COMPUTERS (0.84%)
Dell International LLC, Sr. Sec. Notes, 5.850%, 07/15/25(b)	Baa3/BBB	342	397,753
Dell International LLC, Sr. Sec. Notes, 8.350%, 07/15/46(b)	Baa3/BBB	845	1,368,275
Seagate HDD Cayman, Co. Gty., 3.125%, 07/15/29, 144A(b)	Ba1/BB+	210	203,091

			1,969,119

DIVERSIFIED FINANCIAL SERVICES (1.10%)
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	Baa1/BBB+	588	704,303
LSEGA Financing PLC, Co. Gty., 1.375%, 04/06/26, 144A(b)	A3/A	612	610,570
LSEGA Financing PLC, Co. Gty., 2.500%, 04/06/31, 144A(b)	A3/A	264	268,548
PennyMac Financial Services, Inc., Co. Gty., 5.750%, 09/15/31, 144A(b)	B1/BB-	522	521,212
Rocket Mortgage LLC, Co. Gty., 2.875%, 10/15/26, 144A(b)	Ba1/BB+	472	468,460

			2,573,093

ELECTRIC (6.22%)
AES Andes SA, Jr. Sub. Notes, (H15T5Y + 4.917%), 6.350%, 10/07/79, 144A(b),(c)	Ba2/BB	878	928,722
AES Panama Generation Holdings Srl, Sr. Sec. Notes, 4.375%, 05/31/30, 144A(b)	Baa3/NA	549	566,019
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	1,175	1,256,716
CMS Energy Corp., Jr. Sub. Notes, (H15T5Y + 2.90%), 3.750%, 12/01/50(b),(c)	Baa3/BBB-	238	240,380
Consolidated Edison Co. of New York, Inc., Sr. Unsec. Notes, 3.950%, 04/01/50(b)	Baa1/A-	449	511,115
Consorcio Transmantaro SA, Sr. Unsec. Notes, 4.700%, 04/16/34, 144A	Baa3/NA	200	222,252
Edison International, Sr. Unsec. Notes, 3.550%, 11/15/24(b)	Baa3/BBB-	575	609,642
Edison International, Jr. Sub. Notes, (H15T5Y + 4.698%), 5.375%, 03/15/26(b),(c),(d)	Ba2/BB+	638	659,724
Evergy Metro, Inc., Sr. Sec. Notes, 4.200%, 06/15/47(b)	A2/A+	917	1,094,095
FirstEnergy Corp., Sr. Unsec. Notes, 5.350%, 07/15/47(b),(f)	Ba1/BB	1,570	1,914,229
Hydro-Quebec, 8.250%, 04/15/26	Aa2/AA-	1,550	2,001,570
IPALCO Enterprises, Inc., Sr. Sec. Notes, 4.250%, 05/01/30(b)	Baa3/BBB-	462	518,539
Jersey Central Power & Light Co., Sr. Unsec. Notes, 2.750%, 03/01/32, 144A(b)	A3/BB+	323	330,476
Light Servicos de Eletricidade SA, Co. Gty., 4.375%, 06/18/26, 144A(b)	Ba3/NA	456	455,435
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	657,686
Pacific Gas and Electric Co., 2.100%, 08/01/27(b)	Baa3/BBB-	391	381,376
Pacific Gas and Electric Co., 3.500%, 08/01/50(b)	Baa3/BBB-	617	558,380
Puget Energy, Inc., Sr. Sec. Notes, 2.379%, 06/15/28, 144A(b)	Baa3/BBB-	247	246,837
Transelec SA, Sr. Unsec. Notes, 4.250%, 01/14/25, 144A(b)	Baa1/BBB	750	814,695
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	530,876

			14,498,764

ENERGY-ALTERNATE SOURCES (0.01%)
Renewable Energy Group, Inc., Sr. Sec. Notes, 5.875%, 06/01/28, 144A(b)	B2/BB	31	32,046

ENGINEERING & CONSTRUCTION (0.18%)
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	400	424,230

ENTERTAINMENT (0.17%)
Lions Gate Capital Holdings LLC, Co. Gty., 5.500%, 04/15/29, 144A(b)	B3/CCC+	386	399,035

ENVIRONMENTAL CONTROL (0.15%)
GFL Environmental, Inc., Sr. Sec. Notes, 3.500%, 09/01/28, 144A(b)	Ba3/BB-	338	340,112

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
CORPORATE DEBT SECURITIES (Continued)

FOOD (0.75%)
Bimbo Bakeries USA, Inc., Co. Gty., 4.000%, 05/17/51, 144A(b)	Baa2/BBB	$363	$392,351
JBS Finance Luxembourg Sarl, Co. Gty., 3.625%, 01/15/32, 144A(b)	Ba1/NA	211	214,958
JBS USA LUX SA, Co. Gty., 3.750%, 12/01/31, 144A(b)	Ba1/BB+	54	56,189
Kraft Heinz Foods Co., Co. Gty., 5.500%, 06/01/50(b)	Baa3/BB+	346	455,503
Kroger Co., Sr. Unsec. Notes, 5.400%, 01/15/49(b)	Baa1/BBB	68	92,653
MARB BondCo PLC, Co. Gty., 3.950%, 01/29/31, 144A(b)	NA/BB-	478	456,619
SEG Holding LLC, Sr. Sec. Notes, 5.625%, 10/15/28, 144A(b)	B2/BB-	80	83,400

			1,751,673

FOREST PRODUCTS & PAPER (0.68%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.200%, 01/29/30, 144A(b)	Baa3/BBB-	579	623,873
Inversiones CMPC SA, Co. Gty., 3.850%, 01/13/30, 144A(b)	Baa3/BBB-	580	612,149
Suzano Austria GmbH, Co. Gty., 3.750%, 01/15/31(b)	NA/BBB-	351	360,565

			1,596,587

GAS (2.26%)
NiSource, Inc., Jr. Sub. Notes, (H15T5Y + 2.843%), 5.650%, 06/15/23(b),(c),(d)	NA/BBB-	696	734,280
Piedmont Natural Gas Co., Inc., Sr. Unsec. Notes, 3.500%, 06/01/29(b)	A3/BBB+	1,120	1,212,075
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,359,565
Southern Co. Gas Capital Corp., Co. Gty., 3.950%, 10/01/46(b)	Baa1/A-	539	596,205
Southern Co. Gas Capital Corp., Co. Gty., 4.400%, 05/30/47(b)	Baa1/A-	1,164	1,365,358

			5,267,483

HEALTHCARE-PRODUCTS (0.44%)
Mozart Debt Merger Sub, Inc., Sr. Sec. Notes, 3.875%, 04/01/29, 144A(b)	B1/B+	697	697,000
STERIS Irish FinCo UnLtd Co., Co. Gty., 2.700%, 03/15/31(b)	Baa2/BBB-	329	336,318

			1,033,318

HEALTHCARE-SERVICES (0.71%)
CommonSpirit Health, Sr. Sec. Notes, 2.782%, 10/01/30(b)	Baa1/BBB+	432	444,392
DaVita, Inc., Co. Gty., 3.750%, 02/15/31, 144A(b)	Ba3/B+	1,134	1,104,233
Tenet Healthcare Corp., Sr. Sec. Notes, 4.625%, 06/15/28, 144A(b)	B1/B+	99	102,580

			1,651,205

HOME BUILDERS (0.29%)
KB Home, Co. Gty., 4.000%, 06/15/31(b)	Ba2/BB	652	669,115

INSURANCE (9.63%)
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.165%), 3.200%, 10/30/27, 144A(b),(c),(d)	Baa1/A	200	194,000
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.973%), 3.500%, 11/17/25, 144A(b),(c),(d)	Baa1/A	400	404,680
Allstate Corp., Jr. Sub. Notes, (3M LIBOR + 2.12%), 6.500%, 05/15/57(b),(c)	Baa1/BBB	2,200	2,964,500
American International Group, Inc., Jr. Sub. Notes, (3M LIBOR + 4.195%), 8.175%, 05/15/58(b),(c)	Baa3/BBB-	2,500	3,700,000
Farmers Exchange Capital, Sub. Notes, 7.200%, 07/15/48, 144A	Baa2/BBB+	2,250	3,189,061
Guardian Life Insurance Co. of America, Sub. Notes, 4.850%, 01/24/77, 144A	A1/AA-	148	190,586
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	276,780
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR + 7.12%), 10.750%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,412,440
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	260,805
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.900%, 04/01/77, 144A	A2/AA-	980	1,259,428
MetLife, Inc., Jr. Sub. Notes, 6.400%, 12/15/36(b)	Baa2/BBB	637	816,953
MetLife, Inc., Jr. Sub. Notes, 10.750%, 08/01/39(b)	Baa2/BBB	1,000	1,739,327
MetLife, Inc., Jr. Sub. Notes, 9.250%, 04/08/38, 144A(b)	Baa2/BBB	1,059	1,608,923
Nationwide Mutual Insurance Co., Sub. Notes, 8.250%, 12/01/31, 144A	A3/A-	500	700,018
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	374,133
New York Life Insurance Co., Sub. Notes, 6.750%, 11/15/39, 144A	Aa2/AA-	103	154,605
Principal Financial Group, Inc., Co. Gty., (3M LIBOR + 3.044%), 3.169%, 05/15/55(b),(e)	Baa2/BBB	1,135	1,137,639

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note1)
CORPORATE DEBT SECURITIES (Continued)

INSURANCE (Continued)
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 2.665%), 5.700%, 09/15/48(b),(c)	Baa1/BBB+	$1,241	$1,451,287
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 3.920%), 5.625%, 06/15/43(b),(c)	Baa1/BBB+	600	638,555

			22,473,720

MEDIA (9.36%)
AMC Networks, Inc., Co. Gty., 4.250%, 02/15/29(b)	Ba3/BB	1,198	1,191,261
CCO Holdings LLC, Sr. Unsec. Notes, 4.500%, 05/01/32(b)	B1/BB	1,017	1,046,239
CCO Holdings LLC, Sr. Unsec. Notes, 4.250%, 02/01/31, 144A(b)	B1/BB	75	76,125
Charter Communications Operating LLC, Sr. Sec. Notes, 5.750%, 04/01/48(b)	Ba1/BBB-	774	975,813
Comcast Corp., Co. Gty., 7.050%, 03/15/33	A3/A-	2,000	2,903,060
Cox Communications, Inc., Sr. Unsec. Notes, 6.800%, 08/01/28	Baa2/BBB	1,500	1,874,556
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	643,873
CSC Holdings LLC, Co. Gty., 6.500%, 02/01/29, 144A(b)	Ba3/BB	954	1,033,134
CSC Holdings LLC, Co. Gty., 4.125%, 12/01/30, 144A(b)	Ba3/BB	448	439,600
CSC Holdings LLC, Sr. Unsec. Notes, 4.625%, 12/01/30, 144A(b)	B3/B+	1,336	1,265,860
CSC Holdings LLC, Co. Gty., 3.375%, 02/15/31, 144A(b)	Ba3/BB	636	591,480
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa2/BBB+	159	220,161
Grupo Televisa SAB, Sr. Unsec. Notes, 5.000%, 05/13/45(b)	Baa2/BBB+	557	665,638
Radiate Holdco LLC, Sr. Sec. Notes, 4.500%, 09/15/26, 144A(b)	B1/B	124	128,030
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,108,565
Scripps Escrow II, Inc., Sr. Sec. Notes, 3.875%, 01/15/29, 144A(b)	Ba3/BB-	42	42,147
Sirius XM Radio, Inc., Co. Gty., 4.000%, 07/15/28, 144A(b)	Ba3/BB	329	334,552
Time Warner Entertainment Co. LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	2,017,407
ViacomCBS, Inc., Sr. Unsec. Notes, 4.200%, 05/19/32(b)	Baa2/BBB	641	732,354
ViacomCBS, Inc., Sr. Unsec. Notes, 6.875%, 04/30/36	Baa2/BBB	179	255,608
Virgin Media Finance PLC, Co. Gty., 5.000%, 07/15/30, 144A(b)	B2/B	200	204,272
VTR Finance NV, Sr. Unsec. Notes, 6.375%, 07/15/28, 144A(b)	B1/B	443	477,333
Walt Disney Co., Co. Gty., 7.900%, 12/01/95	A2/BBB+	1,400	2,609,505

			21,836,573

MINING (0.49%)
AngloGold Ashanti Holdings PLC, Co. Gty., 3.750%, 10/01/30(b)	Baa3/BB+	339	347,807
IAMGOLD Corp., Co. Gty., 5.750%, 10/15/28, 144A(b)	B2/B+	127	125,095
Newcrest Finance Pty, Ltd., Co. Gty., 3.250%, 05/13/30, 144A(b)	Baa2/BBB	319	338,668
Yamana Gold, Inc., Sr. Unsec. Notes, 2.630%, 08/15/31, 144A(b)	Baa3/BB+	331	322,983

			1,134,553

MISCELLANEOUS MANUFACTURING (0.36%)
General Electric Co., Sr. Unsec. Notes, 3.625%, 05/01/30(b)	Baa1/BBB+	599	665,257
General Electric Co., Sr. Unsec. Notes, 6.875%, 01/10/39	Baa1/BBB+	38	56,523
Hillenbrand, Inc., Co. Gty., 3.750%, 03/01/31(b)	Ba1/BB+	111	110,190

			831,970

OIL & GAS (4.45%)
Exxon Mobil Corp., Sr. Unsec. Notes, 4.227%, 03/19/40(b)	Aa2/AA-	1,402	1,661,189
Lundin Energy Finance BV, Co. Gty., 3.100%, 07/15/31, 144A(b)	Baa3/BBB-	426	431,449
Parkland Corp., Co. Gty., 4.500%, 10/01/29, 144A(b)	Ba3/BB	667	676,071
Petrobras Global Finance BV, Co. Gty., 5.600%, 01/03/31(b)	Ba1/BB-	413	447,382
Petroleos del Peru SA, Sr. Unsec. Notes, 5.625%, 06/19/47, 144A	NA/BBB-	793	792,136
Petroleos Mexicanos, Co. Gty., 5.950%, 01/28/31(b)	Ba3/BBB	552	535,109
Petroleos Mexicanos, Co. Gty., 6.350%, 02/12/48	Ba3/BBB	1,362	1,148,847
Petroleos Mexicanos, Co. Gty., 6.950%, 01/28/60(b)	Ba3/BBB	195	170,822
Qatar Petroleum, Sr. Unsec. Notes, 2.250%, 07/12/31, 144A(b)	Aa3/AA-	441	436,766
SA Global Sukuk, Ltd., Sr. Unsec. Notes, 1.602%, 06/17/26, 144A(b)	A1/NA	435	432,285
SA Global Sukuk, Ltd., Sr. Unsec. Notes, 2.694%, 06/17/31, 144A(b)	A1/NA	462	465,977
Saudi Arabian Oil Co., Sr. Unsec. Notes, 2.250%, 11/24/30, 144A(b)	A1/NA	853	834,756

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note1)
CORPORATE DEBT SECURITIES (Continued)

OIL & GAS (Continued)
Valero Energy Corp., Sr. Unsec. Notes, 8.750%, 06/15/30	Baa2/BBB	$1,000	$1,456,794
Valero Energy Corp., Sr. Unsec. Notes, 10.500%, 03/15/39	Baa2/BBB	500	882,093

			10,371,676

PACKAGING & CONTAINERS (0.31%)
Ardagh Metal Packaging Finance USA LLC, Sr. Unsec. Notes, 4.000%, 09/01/29, 144A(b)	B3/B+	200	202,250
Sealed Air Corp., Sr. Sec. Notes, 1.573%, 10/15/26, 144A(b)	Baa2/BBB-	524	520,795

			723,045

PHARMACEUTICALS (1.75%)
180 Medical, Inc., Co. Gty., 3.875%, 10/15/29, 144A(b)	Ba2/BB+	200	200,000
AbbVie, Inc., Sr. Unsec. Notes, 4.050%, 11/21/39(b)	Baa2/BBB+	615	703,312
Astrazeneca Finance LLC, Co. Gty., 1.750%, 05/28/28(b)	A3/A-	475	477,049
Bausch Health Cos., Inc., Sr. Sec. Notes, 4.875%, 06/01/28, 144A(b)	Ba2/BB	80	82,900
Bausch Health Cos., Inc., Co. Gty., 5.000%, 02/15/29, 144A(b)	B3/B	24	22,350
Bausch Health Cos., Inc., Co. Gty., 6.250%, 02/15/29, 144A(b)	B3/B	73	72,235
Bausch Health Cos., Inc., Co. Gty., 5.250%, 01/30/30, 144A(b)	B3/B	87	81,127
Bausch Health Cos., Inc., Co. Gty., 5.250%, 02/15/31, 144A(b)	B3/B	355	326,462
Organon & Co., Sr. Sec. Notes, 4.125%, 04/30/28, 144A(b)	Ba2/BB	200	204,000
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 5.000%, 11/26/28(b)	Baa2/BBB+	500	596,862
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 3.175%, 07/09/50(b)	Baa2/BBB+	684	692,201
Teva Pharmaceutical Finance Netherlands III BV, Co. Gty., 7.125%, 01/31/25(b)	Ba2/BB-	577	631,094

			4,089,592

PIPELINES (6.23%)
Cheniere Energy Partners LP, Co. Gty., 3.250%, 01/31/32, 144A(b)	Ba2/BB	91	91,300
Enbridge, Inc., Sub. Notes, (3M LIBOR + 3.89%), 6.000%, 01/15/77(b),(c)	Baa3/BBB-	750	830,559
Energy Transfer LP, Sr. Unsec. Notes, 3.750%, 05/15/30(b)	Baa3/BBB-	398	429,633
Enterprise Products Operating LLC, Co. Gty., (3M LIBOR + 2.57%), 5.375%, 02/15/78(b),(c)	Baa2/BBB-	342	355,723
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.190%, 11/01/24, 144A	Baa2/BBB+	40	42,847
Global Partners LP, Co. Gty., 7.000%, 08/01/27(b)	B2/B+	1,076	1,121,730
Kinder Morgan, Inc., Co. Gty., 8.050%, 10/15/30	Baa2/BBB	1,000	1,381,137
Kinder Morgan, Inc., Co. Gty., 5.550%, 06/01/45(b)	Baa2/BBB	1,755	2,246,251
MPLX LP, Sr. Unsec. Notes, 4.250%, 12/01/27(b)	Baa2/BBB	901	1,013,391
MPLX LP, Sr. Unsec. Notes, 5.500%, 02/15/49(b)	Baa2/BBB	694	877,855
MPLX LP, Sr. Unsec. Notes, 4.900%, 04/15/58(b)	Baa2/BBB	561	649,760
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	1,259,204
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.000%, 07/15/29	Baa3/BBB-	1,000	1,255,184
Targa Resources Partners LP, Co. Gty., 5.500%, 03/01/30(b)	Ba2/BB+	1,177	1,286,976
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec. Notes, 3.950%, 05/15/50(b)	Baa1/BBB	384	429,563
Williams Cos., Inc., Sr. Unsec. Notes, 7.500%, 01/15/31	Baa2/BBB	911	1,265,634

			14,536,747

REITS (1.60%)
Extra Space Storage LP, Co. Gty., 2.350%, 03/15/32(b)	Baa2/BBB	267	260,500
Iron Mountain, Inc., Co. Gty., 5.000%, 07/15/28, 144A(b)	Ba3/BB-	59	61,496
Iron Mountain, Inc., Co. Gty., 4.875%, 09/15/29, 144A(b)	Ba3/BB-	398	416,905
Iron Mountain, Inc., Co. Gty., 5.250%, 07/15/30, 144A(b)	Ba3/BB-	578	613,391
Ladder Capital Finance Holdings LLP, Co. Gty., 4.750%, 06/15/29, 144A(b)	Ba2/BB-	192	191,040
Scentre Group Trust 2, Co. Gty., (H15T5Y + 4.379%), 4.750%, 09/24/80, 144A(b),(c)	Baa1/BBB+	2,007	2,146,486
WEA Finance LLC, Co. Gty., 4.625%, 09/20/48, 144A(b)	Baa2/BBB+	36	38,255

			3,728,073

RETAIL (1.12%)
Lowe’s Cos., Inc., Sr. Unsec. Notes, 2.800%, 09/15/41(b)	Baa1/BBB+	215	208,678
Murphy Oil USA, Inc., Co. Gty., 3.750%, 02/15/31, 144A(b)	Ba2/BB+	119	119,744

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note1)
CORPORATE DEBT SECURITIES (Continued)

RETAIL (Continued)
Starbucks Corp., Sr. Unsec. Notes, 4.450%, 08/15/49(b)	Baa1/BBB+	$1,781	$2,172,606
Superior Plus LP, Co. Gty., 4.500%, 03/15/29, 144A(b)	Ba3/BB-	98	101,185

			2,602,213

SEMICONDUCTORS (1.28%)
Broadcom, Inc., Sr. Unsec. Notes, 3.469%, 04/15/34, 144A(b)	Baa3/BBB-	1,655	1,706,839
Broadcom, Inc., Sr. Unsec. Notes, 3.187%, 11/15/36, 144A(b)	Baa3/BBB-	1,109	1,103,953
Broadcom, Inc., Co. Gty., 3.750%, 02/15/51, 144A(b)	Baa3/BBB-	166	165,730

			2,976,522

SOFTWARE (1.86%)
Oracle Corp., Sr. Unsec. Notes, 2.300%, 03/25/28(b)	Baa2/BBB+	1,130	1,154,666
Oracle Corp., Sr. Unsec. Notes, 3.600%, 04/01/40(b)	Baa2/BBB+	2,331	2,412,538
VMware, Inc., Sr. Unsec. Notes, 2.200%, 08/15/31(b)	Baa3/BBB-	788	769,542

			4,336,746

TELECOMMUNICATIONS (4.40%)
AT&T, Inc., Sr. Unsec. Notes, 4.500%, 05/15/35(b)	Baa2/BBB	515	602,032
AT&T, Inc., Sr. Unsec. Notes, 4.750%, 05/15/46(b)	Baa2/BBB	425	507,310
AT&T, Inc., Sr. Unsec. Notes, 3.300%, 02/01/52(b)	Baa2/BBB	2,321	2,241,558
Deutsche Telekom International Finance BV, Co. Gty., 8.750%, 06/15/30(f)	Baa1/BBB	2,000	2,963,563
Frontier Communications Holdings LLC, Sr. Sec. Notes, 5.000%, 05/01/28, 144A(b)	B3/B+	255	267,750
Verizon Communications, Inc., Sr. Unsec. Notes, 2.550%, 03/21/31(b)	Baa1/BBB+	457	462,548
Verizon Communications, Inc., Sr. Unsec. Notes, 4.812%, 03/15/39	Baa1/BBB+	1,898	2,350,110
Verizon Communications, Inc., Sr. Unsec. Notes, 3.550%, 03/22/51(b)	Baa1/BBB+	674	706,923
Windstream Escrow LLC, Sr. Sec. Notes, 7.750%, 08/15/28, 144A(b)	B3/B	146	152,490

			10,254,284

TRANSPORTATION (0.69%)
BNSF Funding Trust I, Co. Gty., (3M LIBOR + 2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A	250	285,000
Hidrovias International Finance SARL, Sr. Unsec. Notes, 4.950%, 02/08/31, 144A(b)	Ba3/NA	200	197,502
Simpar Europe SA, Co. Gty., 5.200%, 01/26/31, 144A(b)	NA/BB-	544	542,798
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60(b)	Baa1/A-	503	575,231

			1,600,531

TOTAL CORPORATE DEBT SECURITIES (Cost of $171,614,480)			195,300,363

ASSET-BACKED SECURITIES (7.46%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 08/15/46, 144A(b)	NA/A-	904	908,082
Antares CLO, Ltd., Series 2017-1A, Class CR, (3M LIBOR + 2.70%), 2.893%, 04/20/33, 144A(b),(e)	NA/A	1,092	1,091,945
BCC Funding XVII LLC, Series 2020-1, Class A2, 0.910%, 08/20/25, 144A(b)	Aaa/NA	188	188,402
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446%, 07/15/46, 144A(b)	Baa1/NA	369	370,813
CF Hippolyta LLC, Series 2020-1, Class A1, 1.690%, 07/15/60, 144A(b)	NA/AA-	645	653,763
DB Master Finance LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47, 144A(b)	NA/BBB	324	325,641
Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 04/25/51, 144A(b)	NA/BBB+	551	566,021
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.850%, 05/27/42, 144A(b)	Aaa/NA	291	294,271
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1T, (3M LIBOR + 1.55%), 1.675%, 11/15/29, 144A(b),(e)	Aaa/AAA	600	599,850
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, (3M LIBOR + 1.55%), 0.000%, 10/15/33, 144A(b),(e)	NA/NA	600	599,850
Golub Capital Partners CLO 36m, Ltd., Series 2018-36A, Class C, (3M LIBOR + 2.10%), 2.221%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,211,484
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.250%, 02/28/51, 144A(b)	NA/A	197	197,697
IVY Hill Middle Market Credit Fund XII, Ltd., Series -12A, Class BR, (3M LIBOR + 2.90%), 3.042%, 07/20/33, 144A(b),(e)	NA/A-	866	865,557

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note1)
ASSET-BACKED SECURITIES (Continued)
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, (1M LIBOR + 1.13%), 1.214%, 05/15/28, 144A(b),(e)	Aaa/NA	$152	$151,749
MF1, Ltd., Series 2021-FL7, Class AS, (1M LIBOR + 1.45%), 1.545%, 10/18/36, 144A(b),(e)	NR/NA	923	922,496
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 05/15/69, 144A(b)	NA/AAA	169	168,250
PMT Issuer Trust, Series 2021-FT1, Class A, (1M LIBOR + 3.00%), 3.086%, 03/25/26, 144A(b),(e)	NA/NA	566	565,380
Slam, Ltd., Series 2021-1A, Class A, 2.434%, 06/15/46, 144A(b)	A1/NA	1,324	1,324,701
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (1M LIBOR + 0.75%), 0.834%, 10/15/35, 144A(b),(e)	Aaa/AAA	471	472,404
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 02/25/27, 144A(b)	NA/AAA	352	355,994
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.560%, 07/25/40, 144A(b),(e)	NA/AA+	1,099	1,134,864
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A, 1.680%, 02/20/46, 144A(b)	NA/A	982	966,348
TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 02/20/46, 144A(b)	NA/A	523	510,897
United States Small Business Administration, Series 2010-20F, Class 1, 3.880%, 06/01/30	Aaa/AA+	66	71,289
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 09/15/43, 144A(b),(g)	NA/NA	1,208	1,208,421
Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 05/15/46, 144A(b)	NA/NA	669	676,565

TOTAL ASSET-BACKED SECURITIES (Cost of $17,377,798)			17,402,734

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.45%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.628%, 03/25/49, 144A(b),(e)	NA/NA	61	61,738
BXHPP Trust, Series 2021-FILM, Class C, (1M LIBOR + 1.10%), 1.184%, 08/15/36, 144A(e)	NA/NA	167	167,150
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1M LIBOR + 1.10%), 1.184%, 07/15/30, 144A(e)	NA/AAA	28	27,714
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.396%, 12/10/49(b),(e)	NR/NA	366	363,980
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/58, 144A(b),(e)	NA/NA	433	432,982

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $1,044,415)			1,053,564

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.12%)
FHLMC Pool #A15675, 6.000%, 11/01/33	Aaa/AA+	52	61,201
FHLMC Pool #G00182, 9.000%, 09/01/22(h)	Aaa/AA+	—	1
FNMA Pool #754791, 6.500%, 12/01/33	Aaa/AA+	125	142,897
FNMA Pool #763852, 5.500%, 02/01/34	Aaa/AA+	58	65,638
GNSF Pool #417239, 7.000%, 02/15/26	Aaa/AA+	2	2,248
GNSF Pool #780374, 7.500%, 12/15/23	Aaa/AA+	1	569

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $225,433)			272,554

MUNICIPAL BONDS (1.15%)
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.000%, 11/01/40	Aa2/AA-	145	200,243
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa2/AA-	1,500	2,494,760

TOTAL MUNICIPAL BONDS (Cost of $1,677,334)			2,695,003

U.S. TREASURY SECURITIES (2.73%)
United States Treasury Bond, 1.625%, 11/15/50	Aaa/AA+	554	496,510
United States Treasury Bond, 2.375%, 05/15/51	Aaa/AA+	1,229	1,307,520
United States Treasury Floating Rate Note, (3 mo. U.S. Treasury Money Market Yield + 0.055%), 0.095%, 07/31/22(e)	Aaa/AA+	1,170	1,170,522
United States Treasury Note, 0.750%, 08/31/26	Aaa/AA+	490	484,526
United States Treasury Note, 1.125%, 08/31/28	Aaa/AA+	143	141,069
United States Treasury Note, 1.500%, 02/15/30	Aaa/AA+	436	437,931
United States Treasury Note, 0.625%, 08/15/30	Aaa/AA+	286	265,418
United States Treasury Note, 1.250%, 08/15/31	Aaa/AA+	2,119	2,065,421

TOTAL U.S. TREASURY SECURITIES (Cost of $6,417,613)			6,368,917

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note1)
GOVERNMENT BONDS (2.18%)
Colombia Government International Bond, Sr. Unsec. Notes, 3.250%, 04/22/32(b)	Baa2/BB+	$200	$186,276
Egypt Government International Bond, Sr. Unsec. Notes, 5.875%, 02/16/31, 144A	B2/B	380	349,133
Egypt Government International Bond, Sr. Unsec. Notes, 7.625%, 05/29/32, 144A	B2/B	526	524,175
Ghana Government International Bond, Sr. Unsec. Notes, 8.625%, 04/07/34, 144A	B3/B-	339	322,219
Hungary Government International Bond, Sr. Unsec. Notes, 3.125%, 09/21/51, 144A	Baa2/BBB	200	196,938
Mexico Government International Bond, Sr. Unsec. Notes, 5.000%, 04/27/51(b)	Baa1/BBB	711	779,107
Morocco Government International Bond, Sr. Unsec. Notes, 3.000%, 12/15/32, 144A	Ba1/BB+	764	725,831
Nigeria Government International Bond, Sr. Unsec. Notes, 7.375%, 09/28/33, 144A	B2/B-	240	241,920
Oman Government International Bond, Sr. Unsec. Notes, 7.000%, 01/25/51, 144A	Ba3/NA	350	354,997
Peruvian Government International Bond, Sr. Unsec. Notes, 2.783%, 01/23/31(b)	Baa1/BBB+	548	542,235
Philippine Government International Bond, Sr. Unsec. Notes, 3.200%, 07/06/46	Baa2/BBB+	304	298,650
Ukraine Government International Bond, Sr. Unsec. Notes, 7.253%, 03/15/33, 144A	NA/B	551	558,022

TOTAL GOVERNMENT BONDS (Cost of $5,061,268)			5,079,503

		Shares
PREFERRED STOCKS (0.89%)
CoBank ACB, Series F, (3M LIBOR + 4.557%), 6.250%(b),(c),(d)	NA/BBB+	20,000	2,070,000

TOTAL INVESTMENTS (98.72%) (Cost of $205,503,341)			230,242,638

OTHER ASSETS AND LIABILITIES (1.28%)			2,992,228

NET ASSETS (100.00%)			$233,234,866

At September 30, 2021, the Fund had the following open futures contracts:

					Unrealized
	Expiration	Number of	Notional		Appreciation
Long Futures Outstanding	Month	Contracts	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Notes	12/21	5	$1,100,898	$1,100,273	$(625)
U.S. Treasury Long Bonds	12/21	107	17,569,747	17,036,406	(533,341)
U.S. Treasury Ultra Bonds	12/21	33	6,591,618	6,305,063	(286,555)

					(820,521)

Short Futures Outstanding
U.S. Treasury 10-Year Notes	12/21	4	(533,000)	(526,438)	6,562
U.S. Treasury 10-Year Ultra Bonds	12/21	340	(50,300,656)	(49,385,000)	915,656
U.S. Treasury 5-Year Notes	12/21	114	(14,072,938)	(13,992,610)	80,328

					1,002,546

Net unrealized appreciation on open futures contracts					$182,025

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2021 and may have changed subsequently.
(b)	This security is callable.
(c)

Fixed to floating rate security. Fixed rate indicated is rate effective at September 30, 2021. Security will convert at a future date to a floating rate of reference rate and spread in the description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at September 30, 2021.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2021.
(g)	Denotes a step-up bond. The rate indicated is the current coupon as of September 30, 2021.
(h)	Principal amount less than $1,000.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

144A

Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2021, these securities amounted to $87,586,952 or 37.55% of net assets.

Legend

Certs. – Certificates

CLO – Collateralized Loan Obligation

Co. Gty. – Company Guaranty

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNSF – Government National Mortgage Association (Single Family)

GO – Government Obligation

H15T5Y – US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. – Junior

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

Ltd. – Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Sec. – Secured

SOFRRATE – Secured Overnight Financing Rate

Sr. – Senior

Sub. – Subordinated

SW5 – 5-year USD Swap Semiannual 30/360

Unsec. – Unsecured

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2021.

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Assets:	09/30/21	Price	Inputs	Inputs
CORPORATE DEBT SECURITIES	$195,300,363	$—	$195,300,363	$—
ASSET-BACKED SECURITIES	17,402,734	—	17,402,734	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	1,053,564	—	1,053,564	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	272,554	—	272,554	—
MUNICIPAL BONDS	2,695,003	—	2,695,003	—
U.S. TREASURY SECURITIES	6,368,917	—	6,368,917	—
GOVERNMENT BONDS	5,079,503	—	5,079,503	—
PREFERRED STOCKS	2,070,000	2,070,000	—	—
FUTURES CONTRACTS	1,002,546	1,002,546	—	—
TOTAL ASSETS	$231,245,184	$3,072,546	$228,172,638	$—

Liabilities:
FUTURES CONTRACTS	$820,521	$820,521	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2021

Assets:
Investment in securities, at value (amortized cost $205,503,341) (Note 1)	$230,242,638
Cash	1,005,136
Interest receivable	2,440,907
Receivables for investments sold	1,052,275
Receivable from broker—variation margin on open futures contracts	1,002,546
Dividend receivable	31,250
Deposits with brokers for open futures contracts	497,125
Prepaid expenses	50,470

TOTAL ASSETS	236,322,347

Liabilities:
Securities purchased	2,110,866
Payable to broker—variation margin on open futures contracts	820,521
Payable to the Adviser	85,689
Payable to administration and accounting	16,341
Payable to custodian	16,997
Payable to transfer agency	4,139
Accrued expenses payable	32,928

TOTAL LIABILITIES	3,087,481

Net assets: (equivalent to $21.78 per share based on 10,710,035 shares of capital stock outstanding)	$233,234,866

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,087
Distributable earnings	26,551,679

$233,234,866

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2021

Investment Income:
Interest		$4,823,365
Dividends		62,500

Total Investment Income		4,885,865

Expenses:
Investment advisory fees (Note 4)	$516,586
Legal fees and expenses	98,435
Administration fees	97,386
Trustees’ fees (Note 4)	67,935
Reports to shareholders	28,180
Custodian fees	20,582
Transfer agent fees	18,670
Insurance	15,162
Audit fees	14,289
NYSE fee	13,569
ICI fee	9,046
Miscellaneous	43,850

Total Expenses		943,690

Net Investment Income		3,942,175

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities		1,191,577
Futures contracts		(134,343)

Net Realized Gain		1,057,234

Change in net unrealized appreciation (depreciation) of:
Investment securities		4,888,664
Futures contracts		(6,313)

Change in Net Unrealized Appreciation		4,882,351

Net gain on investments and futures contracts		5,939,585

Net increase in net assets resulting from operations		$9,881,760

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended
	September 30, 2021	Year ended
	(Unaudited)	March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$3,942,175	$8,221,362
Net realized gain	1,057,234	5,390,458
Change in unrealized appreciation	4,882,351	17,232,137

Net increase in net assets resulting from operations	9,881,760	30,843,957

Distributions:
From distributed earnings	(4,284,013)	(13,838,436)

Total Distributions	(4,284,013)	(13,838,436)

Increase in net assets	5,597,747	17,005,521
Net Assets:
Beginning of period	227,637,119	210,631,598

End of period	$233,234,866	$227,637,119

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six-months ended
	September 30, 2021	Year ended March 31,
	(Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$21.25	$19.67	$20.57	$20.55	$20.75	$20.20

Net investment income	0.37	0.77	0.79	0.85	0.87	0.88
Net gain (loss) on investments and futures contracts	0.56	2.10	(0.50)	(0.03)	(0.03)	0.57

Total from investment operations	0.93	2.87	0.29	0.82	0.84	1.45

Less distributions:
Dividends from net investment income	(0.40)	(0.80)	(0.97)	(0.67)	(0.80)	(0.90)
Distributions from net realized gains	—	(0.49)	(0.22)	(0.13)	(0.24)	—

Total distributions	(0.40)	(1.29)	(1.19)	(0.80)	(1.04)	(0.90)

Net asset value, end of period	$21.78	$21.25	$19.67	$20.57	$20.55	$20.75

Per share market price, end of period	$20.98	$20.45	$19.74	$19.22	$19.37	$19.16

Total Investment Return(1)
Based on net asset value	4.43%	14.71%	1.51%	4.52%	4.26%	7.48%
Based on market value	4.53%	10.00%	9.03%	3.60%	6.43%	4.75%
Ratios/Supplemental Data
Net assets, end of period (000s)	$233,235	$227,637	$210,632	$220,355	$220,141	$222,258
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.81%	0.81%	0.76%	0.80%	0.75%	0.75%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.81%	0.79%	0.76%	0.77%	0.74%	0.75%
Ratio of net investment income to average net assets	3.39%	3.56%	3.76%	4.24%	4.15%	4.24%
Portfolio turnover rate	23.72%	88.81%	59.99%	63.00%	55.62%	44.32%
Number of shares outstanding at the end of the period (in 000’s)	10,710	10,710	10,710	10,710	10,710	10,710

(1)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (‘‘Board’’) and unaffiliated with Insight North America LLC (“INA” or the ‘‘Adviser’’) - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when-issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2021, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2021, the Fund did not hold any Level 3 securities.

When-Issued Securities — The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when- issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value (‘‘NAV’’). At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts — The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of September 30, 2021:

Fair Value of Derivative Instruments as of September 30, 2021:

Derivatives not accounted for as
hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$1,002,546	$(820,521)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the six months ended September 30, 2021:

The Effect of Derivative Investments on the Statement of Operations for the six months ended September 30, 2021:

Derivatives not accounted for as	Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
hedging instruments under ASC 815	on Derivatives	on Derivatives
Futures — Interest Rate Contracts	$(134,343)	$(6,313)

The average notional value of long and short futures contracts held by the Fund throughout the period was $24,620,848 and $46,906,024, respectively. This is based on amounts held as of each quarter-end throughout the fiscal period.

B.

Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.

Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2018-2020) or expected to be taken on the Fund’s 2021 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

D.

Other — Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage- backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2021 and 2020 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2021	$10,586,870	$—	$3,251,566	$13,838,436
FY 2020	$11,814,240	$—	$993,891	$12,808,131

At March 31, 2021, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Losses Deferred	Net Unrealized Appreciation
$20,953,932	$1,575,585	$1,345,392	$—	$18,032,955

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2021, there were no capital loss carryforwards.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2021, no losses were deferred.

At September 30, 2021, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Securities	$205,503,341	$25,938,241	$(1,198,944)	$24,739,297

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

F.

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2021:

	Cost of	Proceeds from Sales
	Purchases	or Maturities
U.S. Government Securities	$27,641,668	$25,234,043
Other Investment Securities	$26,549,973	$30,503,366

Note 3 – Capital Stock — At September 30, 2021, there were an unlimited number of shares of beneficial interest

($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation — INA serves as investment adviser to the Fund. The Adviser is entitled to a monthly investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets and 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000. The ‘‘Managed Assets’’of the Fund shall be defined as the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

BNY Mellon Investment Servicing (US) Inc. (‘‘BNY Mellon’’), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Computershare Investor Services (‘‘Computershare’’) is the contractual Transfer Agent to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (‘‘Insight’’), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2021 was $67,935. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers on the Statement of Operations receives compensation from the Fund.

Note 5 – Dividend and Distribution Reinvestment — In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the ‘‘Plan’’), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the ‘‘Valuation Date’’) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2021 the Fund did not issue any shares under this Plan.

Note 6 – Principal Risks — An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

Derivatives risk. The Fund may utilize a variety of derivative instruments. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. In addition, derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

ETF and other investment company risk. To the extent the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Fund invests in an ETF or other investment company, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Fund.

Foreign investment risk. To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

High yield securities risk. High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Leverage risk. The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Management risk. The investment process used by the Fund’s portfolio managers could fail to achieve the Fund’s investment goal and cause your fund investment to lose value.

Market risk. The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

Risk of market price discount from net asset value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as ‘‘trading at a discount.’’ This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Note 7 – Subsequent Event — Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes that occurred during the prior fiscal year. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of information regarding the Fund (unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date.

The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. There can be no assurance that the Fund will achieve its objective.

Principal Investment Strategies and Policies

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure that have not been approved by shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in debt securities (the “80% Policy”). Seventy-five percent of the Fund’s Managed Assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•

debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization, such as Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•

short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

•	obligations of the United States Government, its agencies or instrumentalities; and

•	bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

“Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.

SHAREHOLDER INFORMATION (Unaudited) — continued

Fixed-income securities rated below Baa/BBB are considered below investment grade (“high yield” or “junk” bonds). All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

From time to time, the Fund may also purchase futures contracts, including interest rate futures, (“futures contracts”) and related options thereon, to hedge the Funds interest rate risk and/or duration risk. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

It is anticipated that the Fund will establish a credit facility secured by the Fund’s assets from which the Fund will be able to borrow money to be invested pursuant to the Fund’s investment strategy. The Fund is permitted to borrow up to the limit permitted under the 1940 Act.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. In constructing the Fund’s portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection. The fund’s Adviser seeks to identify investment opportunities for the Fund based on its evaluation of the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The Adviser may supplement its internal research with external, third-party credit research and related credit tools.

The Fund’s average duration is expected to be near the duration of the Barclays Capital U.S. Corporate Investment Grade Credit Index which is the Fund’s benchmark. On March 31, 2021, the Fund’s duration was 7.63 years and the duration of the Fund’s benchmark was 8.23 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The type of fixed-income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper; issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) bank loans, including participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational

SHAREHOLDER INFORMATION (Unaudited) — continued

entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund’s 80% policy set forth above may be changed upon 60 days written notice to shareholders.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board. The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,’’ which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund’s fundamental policies are set forth below.

1.	The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.

The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.

The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.

The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.

The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.

The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The foregoing policies are fundamental and may not be changed without shareholder approval.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

1.	The Fund will not invest in companies for the purpose of exercising control or management.

2.

The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

3.

The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

4.

The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

Principal Risks

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

For a discussion of the principal risk factors associated with an investment in the Fund, refer to Note 6 to the Fund’s financial statements in this Semi-Annual Report.

SHAREHOLDER INFORMATION (Unaudited) — continued

RESULTS OF SPECIAL SHAREHOLDER MEETING

The Annual Meeting of Shareholders of the Fund was held on June 23, 2021. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast
	In Favor	Withheld

W. Thacher Brown	8,945,363	153,287

Ellen D. Harvey	8,979,102	119,548

Thomas E. Spock	8,955,518	143,132

Suzanne P. Welsh	8,916,828	181,822

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2021 was 1.20%.

For the year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.20% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2022.

For the fiscal year ended March 31, 2021, the Fund designated long-term capital gains of $3,706,555.

SHAREHOLDER INFORMATION (Unaudited) — continued

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare Investor Services acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services, PO Box 505000, Louisville, KY 40233-5000.

SHAREHOLDER INFORMATION (Unaudited) — continued

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

SHAREHOLDER INFORMATION (Unaudited) — continued

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS Contact Your Transfer Agent: Computershare Investor Services PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Insight Select Income Fund

By (Signature and Title)* /s/ Gautam Khanna
Gautam Khanna, President (Principal Executive Officer)

Date 11/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gautam Khanna Gautam Khanna, President
(Principal Executive Officer)

Date 11/23/2021

By (Signature and Title)* /s/ Thomas E. Stabile Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date 11/23/2021